OFI Pictet Global Environmental Solutions Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Income Fund

Oppenheimer Conservative Balanced Fund/VA

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Discovery Mid Cap Growth Fund

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Dividend Opportunity Fund

Oppenheimer Emerging Markets Innovators Fund

Oppenheimer Emerging Markets Local Debt Fund

Oppenheimer Emerging Markets Revenue ETF

Oppenheimer Emerging Markets Ultra Dividend Revenue ETF

Oppenheimer ESG Revenue ETF

Oppenheimer Fundamental Alternatives Fund

Oppenheimer Global Allocation Fund

Oppenheimer Global ESG Revenue ETF

Oppenheimer Global Fund

Oppenheimer Global Fund/VA

Oppenheimer Global High Yield Fund

Oppenheimer Global Multi-Asset Growth Fund

Oppenheimer Global Multi-Asset Income Fund

Oppenheimer Global Revenue ETF

Oppenheimer Global Strategic Income Fund

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Unconstrained Bond Fund

Oppenheimer Government Money Fund/VA

Oppenheimer Government Money Market Fund

Oppenheimer Institutional Government Money Market Fund

Oppenheimer Intermediate Income Fund

Oppenheimer International Bond Fund

Oppenheimer International Equity Fund

Oppenheimer International Growth Fund

Oppenheimer International Growth Fund/VA

Oppenheimer International Revenue ETF

Oppenheimer International Small-Mid Company Fund

Oppenheimer International Ultra Dividend Revenue ETF

Oppenheimer Limited-Term Bond Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Macquarie Global Infrastructure Fund

Oppenheimer Main Street All Cap Fund®

Oppenheimer Main Street Fund®

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small Cap Fund®

Oppenheimer Main Street Small Cap Fund®/VA

Oppenheimer Portfolio Series: Active Allocation Fund

Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Growth Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund

Oppenheimer Preferred Securities and Income Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Russell 1000® Dynamic Multifactor ETF

Oppenheimer Russell 1000® Low Volatility Factor ETF

Oppenheimer Russell 1000® Momentum Factor ETF

Oppenheimer Russell 1000® Quality Factor ETF

Oppenheimer Russell 1000® Size Factor ETF

Oppenheimer Russell 1000® Value Factor ETF

Oppenheimer Russell 1000® Yield Factor ETF

Oppenheimer Russell 2000® Dynamic Multifactor ETF

Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Plus Fund

Oppenheimer Small Cap Value Fund

Oppenheimer SteelPath MLP & Energy Infrastructure Fund

Oppenheimer SteelPath MLP Alpha Plus Fund

Oppenheimer SteelPath Panoramic Fund

Oppenheimer Total Return Bond Fund

Oppenheimer Total Return Bond Fund/VA

Oppenheimer Ultra-Short Duration Fund

Oppenheimer Value Fund

Supplement dated April 25, 2019 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the above referenced funds (each, a “Fund” and together, the “Funds”) and is in addition to any other supplement(s).

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire OppenheimerFunds, Inc. (the “Transaction”). In connection with the Transaction, on January 11, 2019 the Board of Trustees of each trust (each, a “Trust”) governing the Trust’s respective Fund(s) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of each Fund to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the respective Fund as of the close of business on the closing date, and with respect to those Funds that are exchange-traded funds (an “ETF”), shares of the corresponding Acquired Fund (and cash with respect to any fractional shares) of equal value to the value of the respective Fund as of the close of business on the closing date.

Although each Acquiring Fund will be managed by either Invesco Advisers, Inc. (for those Acquiring Funds that are not ETFs) or Invesco Capital Management, LLC (for those Acquiring Funds that are ETFs), each Acquiring Fund will, as of the closing date, have the same investment objective (or in the case of the Acquiring Funds that are ETFs, a substantially similar investment objective) and substantially similar principal investment strategies and risks as the corresponding Fund. After each Reorganization, Invesco Advisers, Inc. will be the investment adviser to each Acquiring Fund that is a mutual fund, and Invesco Capital Management, LLC will be the investment adviser to each Acquiring Fund that is an ETF, and each Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

As of 5 p.m. Eastern Standard Time on April 12, 2019, each Reorganization has been approved by shareholders of record of each Fund as of January 14, 2019. Accordingly, if certain other closing conditions are satisfied or waived, each Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter. This is subject to change.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

April 25, 2019	PX0000.074.0419

OFI Pictet Global Environmental Solutions Fund	Oppenheimer Main Street Fund®/VA
Oppenheimer Capital Appreciation Fund	Oppenheimer Main Street Mid Cap Fund®
Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Small Cap Fund®
Oppenheimer Capital Income Fund	Oppenheimer Main Street Small Cap Fund®/VA
Oppenheimer Conservative Balanced Fund/VA	Oppenheimer Mid Cap Value Fund
Oppenheimer Developing Markets Fund	Oppenheimer Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Portfolio Series: Active Allocation Fund
Oppenheimer Discovery Mid Cap Growth Fund	Oppenheimer Portfolio Series: Conservative Investor Fund
Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Portfolio Series: Equity Investor Fund
Oppenheimer Dividend Opportunity Fund	Oppenheimer Portfolio Series: Moderate Investor Fund
Oppenheimer Emerging Markets Innovators Fund	Oppenheimer Preferred Securities and Income Fund
Oppenheimer Emerging Markets Local Debt Fund	Oppenheimer Real Estate Fund
Oppenheimer Emerging Markets Revenue ETF	Oppenheimer Rising Dividends Fund
Oppenheimer Emerging Markets Ultra Dividend Revenue ETF	Oppenheimer Rochester® AMT-Free Municipal Fund
Oppenheimer Equity Income Fund	Oppenheimer Rochester® AMT-Free New York Municipal Fund
Oppenheimer ESG Revenue ETF	Oppenheimer Rochester® California Municipal Fund
Oppenheimer Fundamental Alternatives Fund	Oppenheimer Rochester® Fund Municipals
Oppenheimer Global Allocation Fund	Oppenheimer Rochester® High Yield Municipal Fund
Oppenheimer Global ESG Revenue ETF	Oppenheimer Rochester® Limited Term California Municipal Fund
Oppenheimer Global Focus Fund	Oppenheimer Rochester® Limited Term New York Municipal Fund
Oppenheimer Global Fund	Oppenheimer Rochester® New Jersey Municipal Fund
Oppenheimer Global Fund/VA	Oppenheimer Rochester® Pennsylvania Municipal Fund
Oppenheimer Global High Yield Fund	Oppenheimer Rochester® Short Duration High Yield Municipal Fund
Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Russell 1000® Dynamic Multifactor ETF
Oppenheimer Global Multi-Asset Growth Fund	Oppenheimer Russell 1000® Low Volatility Factor ETF
Oppenheimer Global Multi-Asset Income Fund	Oppenheimer Russell 1000® Momentum Factor ETF
Oppenheimer Global Opportunities Fund	Oppenheimer Russell 1000® Quality Factor ETF
Oppenheimer Global Revenue ETF	Oppenheimer Russell 1000® Size Factor ETF
Oppenheimer Global Strategic Income Fund	Oppenheimer Russell 1000® Value Factor ETF
Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Russell 1000® Yield Factor ETF
Oppenheimer Global Unconstrained Bond Fund	Oppenheimer Russell 2000® Dynamic Multifactor ETF
Oppenheimer Gold & Special Minerals Fund	Oppenheimer S&P 500 Revenue ETF
Oppenheimer Government Cash Reserves	Oppenheimer S&P Financials Revenue ETF
Oppenheimer Government Money Fund/VA	Oppenheimer S&P MidCap 400 Revenue ETF
Oppenheimer Government Money Market Fund	Oppenheimer S&P SmallCap 600 Revenue ETF
Oppenheimer Institutional Government Money Market Fund	Oppenheimer S&P Ultra Dividend Revenue ETF
Oppenheimer Senior Floating Rate Fund
Oppenheimer Intermediate Income Fund Oppenheimer Intermediate Term Municipal Fund	Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer International Bond Fund	Oppenheimer Short Term Municipal Fund
Oppenheimer International Diversified Fund	Oppenheimer Small Cap Value Fund
Oppenheimer International Equity Fund	Oppenheimer SteelPath MLP & Energy Infrastructure Fund
Oppenheimer International Growth Fund	Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer International Growth Fund/VA	Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer International Revenue ETF	Oppenheimer SteelPath MLP Income Fund
Oppenheimer International Small-Mid Company Fund	Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer International Ultra Dividend Revenue ETF	Oppenheimer SteelPath Panoramic Fund
Oppenheimer Limited-Term Bond Fund	Oppenheimer Total Return Bond Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Total Return Bond Fund/VA
Oppenheimer Macquarie Global Infrastructure Fund	Oppenheimer Ultra-Short Duration Fund
Oppenheimer Main Street All Cap Fund®	Oppenheimer Value Fund
Oppenheimer Main Street Fund®

Supplement dated January 18, 2019 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the above referenced funds (each, a “Fund” and together, the “Funds”) and is in addition to any other supplement(s) except as indicated immediately below.

This supplement supersedes the supplement dated January 14, 2019 (the “January 14th Supplement”) and is intended to delete entirely the last paragraph of the January 14th Supplement regarding the anticipation that the Funds will close to new investors as soon as practicable following shareholder approval.

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire OppenheimerFunds, Inc. (the “Transaction”). In connection with the Transaction, on January 11, 2019 the Board of Trustees of each trust (each, a “Trust”) governing the Trust’s respective Fund(s) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of each Fund to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the respective Fund as of the close of business on the closing date, and with respect to those Funds that are exchange-traded funds (an “ETF”), shares of the corresponding Acquired Fund (and cash with respect to any fractional shares) of equal value to the value of the respective Fund as of the close of business on the closing date. Although each Acquiring Fund will be managed by either Invesco Advisers, Inc. (for those Acquiring Funds that are not ETFs) or Invesco Capital Management, LLC (for those Acquiring Funds that are ETFs), each Acquiring Fund will, as of the closing date, have the same investment objective (or in the case of the Acquiring Funds that are ETFs, a substantially similar investment objective) and substantially similar principal investment strategies and risks as the corresponding Fund. After each Reorganization, Invesco Advisers, Inc. will be the investment adviser to each Acquiring Fund that is a mutual fund, and Invesco Capital Management, LLC will be the investment adviser to each Acquiring Fund that is an ETF, and each Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Each Reorganization is subject to the approval of shareholders of each Fund. Shareholders of record of each Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Trusts’ Boards of Trustees considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, each Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

January 18, 2019	PS0000.201

Oppenheimer
Government Money Fund/VA
Share Class:
Non-Service Shares
Summary Prospectus        April 30, 2019
A series of Oppenheimer Variable Account Funds

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/GovernmentMoneyFundVA. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.
The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2019, and through page 25 of its most recent Annual Report, dated December 31, 2018, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/GovernmentMoneyFundVA. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks income consistent with stability of principal.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.
Shareholder Fees
(fees paid directly from your investment)
Non-Service
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None
...
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Non-Service Shares
Management Fees	0.42%
...
Distribution and/or Service (12b-1) Fees	None
...
Other Expenses	0.14%
...
Total Annual Fund Operating Expenses	0.56%
...
Fee Waiver and/or Expense Reimbursement*	(0.06)%
...
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%
*	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to the annual rate of 0.50% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example.The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Sales charges and fees for the variable life insurance policy, variable annuity or other investment product offered by participating insurance companies are not charged by the Fund and are not reflected in the Example. Expenses would be higher if those fees were included. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:
	1 Year	3 Years	5 Years	10 Years
Non-Service Shares	$51	$174	$308	$698
Principal Investment Strategies. The Fund is a money market fund that intends to qualify as a “government money market fund,” in connection with the amendments adopted by the U.S. Securities and Exchange Commission to Rule 2a-7 and other rules governing money market funds under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund must invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities). The securities in which the Fund invests may have fixed, floating or variable interest rates. The Fund may also invest in affiliated and unaffiliated government money market funds. Additionally, as a government money market fund, the Fund is not required to impose a liquidity fee and/or temporary redemption gate if the Fund’s weekly liquid assets fall below 30% of its total assets. While the Fund’s Board may elect to subject the Fund to liquidity fee and gate requirements in the future, it has not elected to do so at this time.
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings, if any, for investment purposes) in government securities and repurchase agreements that are collateralized by government securities. The 80% investment policy is a non-fundamental investment policy and will not be changed without 60 days’ advance notice to shareholders.
Principal Risks. All investments carry risks to some degree. The Fund’s investments are subject to changes in their value from a number of factors. However, the Fund’s investments must meet the special rules under federal law for money market funds. Those requirements include maintaining high credit quality, a short average maturity and diversification of the Fund’s investments among issuers. Those provisions are designed to help minimize credit risks, to reduce the effects of changes in prevailing interest rates and to reduce the effect on the Fund’s portfolio of a default by any one issuer. Since income on short-term securities tends to be lower than income on longer-term debt securities, the Fund’s yield will likely be lower than the yield on longer-term fixed-income funds.
Even so, there are risks that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund’s investments to fall. Also, there is the risk that the value of your investment could be eroded over time by the effects of inflation, or that poor security selection could cause the Fund to underperform other funds that have a similar objective. If there is an unexpectedly high demand for the redemption of Fund shares, the Fund might need to sell portfolio securities prior to their maturity, possibly at a loss. As a result, there is a risk that the Fund’s shares could fall below $1.00 per share.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Risks of Money Market Instruments. Money market instruments may be subject to interest rate risk, credit risk, extension risk, reinvestment risk, prepayment risk, and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell securities at the prices at which they are
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carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the securities’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders, (including requests from shareholders who may own a significant percentage of the Fund’s shares) which may be triggered by general market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions, if applicable. As of the date of this prospectus, interest rates in the U.S. are near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or other Government Sponsored Enterprises (GSEs)). U.S. government securities are subject to market risk, interest rate risk and credit risk. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Risks of Repurchase Agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. If the seller fails to pay the repurchase price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund’s ability to liquidate the collateral may be delayed or limited.
Net Asset Value Risk. There is no assurance that the Fund will maintain a net asset value of $1.00 per share on a continuous basis. Additionally, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. The failure of any money market fund to maintain a stable net asset value, could place increased redemption pressure on other money market funds, including the Fund.
Regulatory Risk. Changes to the monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the Fund’s operations, universe of potential investment options, and return potential.
Yield Risk. During periods of extremely low short-term interest rates, the Fund may not be able to maintain a positive yield. The rate of the Fund’s income will vary from day to day, generally reflecting changes in short-term interest rates and in the fixed-income securities market. There is no assurance that the Fund will achieve its investment objective.
Cash Risk. As a government money market fund, the Fund will likely hold some of its assets in cash, which may negatively affect the Fund’s performance. Maintaining cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.
Risk of Investing in Floating and Variable Rate Obligations. Some fixed-income securities have variable or floating interest rates that provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the stated prevailing market rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.
Large Shareholder Transactions Risk. Large transactions by shareholders can impact the Fund’s expense ratio, yield and potentially its net asset value. A large redemption of Fund shares by a large shareholder may have a negative effect on the Fund’s net asset value and yield, as the Fund may be forced to sell a large portion of its portfolio holdings at an inopportune time. A large redemption of Fund shares may also result in an increase in the Fund’s expense ratio, since a large redemption may result in the Fund’s current expenses being allocated over a smaller asset base. In order to be able to meet reasonably foreseeable requests for redemptions of Fund shares, the Fund may be required to consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. This may require the Fund to maintain sufficiently liquid assets in lower-yielding securities that are easier to sell, which may have a negative impact on the Fund’s yield. Similarly, a large purchase of Fund shares by a large shareholder may have a negative effect on the Fund’s yield, as the Fund may be unable to deploy a larger cash position into new investments as quickly as it could with a smaller cash position. Large transactions may also increase transaction costs.
Who Is the Fund Designed For? The Fund’s shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate
3

accounts of participating insurance companies. The Fund is designed for investors who want to earn income at money market rates while maintaining easy access to their investment and seeking to preserve its value. The Fund will invest in a variety of money market instruments to seek income consistent with stability of principal and to try to maintain a stable share price of $1.00. Since income on short-term securities tends to be lower than income on longer-term debt securities, the Fund’s yield will likely be lower than the yield on longer-term fixed income funds. The Fund does not invest for the purpose of seeking capital appreciation or gains and is not a complete investment program.

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund’s past investment performance is not necessarily an indication of how the Fund will perform in the future. Prior to April 29, 2016, the Fund was operated as a prime money market fund. On April 29, 2016, the Fund began operating as a government money market fund and, as such, invests at least 99.5% of its total assets in cash government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities). More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website at: https://www.oppenheimerfunds.com/fund/GovernmentMoneyFundVA
During the period shown, the highest return before taxes for a calendar quarter was 0.44% (4th Qtr 18) and the lowest return before taxes for a calendar quarter was 0.00% (4th Qtr 16).

The following table shows the average annual total returns for the Fund’s shares.
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Non-Service Shares (inception 4/3/1985)	1.35%	0.35%	0.22%
The Fund’s performance reflects reinvestment of all dividends and capital gains distribution.

The total returns are not the Fund’s current yield. The Fund’s yield more closely reflects the Fund’s current earnings. To obtain the Fund’s current 7-day yield information, please call the Transfer Agent toll-free at 1.800.988.8287.
Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.
Portfolio Managers. Christopher Proctor, CFA, has been a Vice President and portfolio manager of the Fund since May 2010 and Adam Wilde, CFA, has been a Vice President and portfolio manager of the Fund since July 2013.
Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.
Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, provided certain requirements are met, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.
4

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Sub-Adviser, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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For More Information About Oppenheimer Government Money Fund/VA
You can access the Fund’s prospectus and SAI at https://www.oppenheimerfunds.com/fund/GovernmentMoneyFundVA. You can also request additional information about the Fund or your account:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
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Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 6803 S. Tucson Way Centennial, CO 80112-3924
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Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR0660.001.0419